Exhibit 10.10.1

EXECUTION

OMNIBUS AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE

AGREEMENT, AMENDED AND RESTATED PRICING SIDE LETTER AND MARGIN,

SETOFF AND MASTER NETTING AGREEMENT

Omnibus Amendment, dated as of January 19, 2021 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman”, a “Committed Buyer” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer”) and other Buyers from time to time party to the Repurchase Agreement (collectively, the “Buyers”), Credit Suisse Securities (USA) LLC (“CS Securities”), United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC) (the “Seller”).

RECITALS

The Administrative Agent, the Buyers, and the Seller are parties to that certain (i) Amended and Restated Master Repurchase Agreement, dated as of May 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (ii) Amended and Restated Pricing Side Letter, dated as of October 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”). CS Securities and the Seller are parties to that certain Margin, Setoff and Master Netting Agreement, dated as of April 3, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Netting Agreement”; and as further amended by this Amendment, the “Netting Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Existing Pricing Side Letter or Existing Netting Agreement, as applicable.

The Administrative Agent, the Buyers, CS Securities and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement.

Accordingly, the Administrative Agent, the Buyers, CS Securities and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement are hereby amended as follows:

SECTION 1. Seller Name Change. Seller is changing its name to United Wholesale Mortgage, LLC (the “Name Change”), accordingly, as of the date hereof each reference to “United Shore Financial Services, LLC” under the Existing Repurchase Agreement and all other Program Agreements is hereby amended to be “United Wholesale Mortgage, LLC”.

SECTION 2. Repurchase Agreement Amendments:

2.1 Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

(a) deleting the definitions of “Change in Control” and “Seller” in their entirety and replacing them with the following:

“Change in Control” means:

(a) any transaction or event as a result of which any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the beneficial owner directly or indirectly, of more than 50% of the total voting power of UWM Corporation, and thereafter, the Permitted Holders are the beneficial owners, directly or indirectly, of less than 50% of the total voting power of UWM Corporation;

(b) any transaction or event as a result of which UWM Corporation ceases to serve as the manager, directly or indirectly, of Seller;

(c) the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action permitted under this Agreement or taken in connection with any securitization transaction or routine sales of Mortgage Loans and Servicing Rights); or

(d) the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power or equity interests of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not equity holders of the Seller immediately prior to such merger, consolidation or other reorganization.

“Seller” means United Wholesale Mortgage, LLC or its permitted successors and assigns.

(b) adding the following definition in its proper alphabetical order:

“Permitted Holders” means (i) SFS Holding Corp., (ii) any of the stockholders of SFS Holding Corp., (iii) any beneficiary of any such stockholder to the extent that such stockholder is a trust, and (iv) any other trust or entity to the extent that any person described in clauses (i) – (iii) beneficially owns or controls such trust or entity. For the avoidance of doubt, Permitted Holders shall include Mathew Ishbia.

2.2 Notices and Other Communication. Section 20 of the Existing Repurchase Agreement is hereby amended by deleting Seller’s notice information in its entirety and replacing it with the following:

If to Seller:

United Wholesale Mortgage, LLC

[***]

Pontiac, MI 48341

Attention: Timothy Forrester

Phone Number: [***] ext. [***]

E-mail: [***]

with a copy to:

United Wholesale Mortgage, LLC

[***]

[***]

Attention: Legal Department

E-mail: [***]

2.3 Seller’s Trade Names and Fictitious Business Names. Schedule 3 to the Existing Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Annex A hereto.

SECTION 3. Pricing Side Letter Amendments.

3.1 The Existing Pricing Side Letter is hereby amended by deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

3.2 Definitions. Section 1 of the Existing Pricing Side Letter is hereby amended by deleting the definition of “Make Whole Amount” in its entirety and replacing it with the following:

“Make Whole Amount” means, for each calendar month, an amount equal to the product of (a) [***] flat and (b) the excess of, if any, (i) [***] of Maximum Aggregate Purchase Price minus (ii) the average daily Purchase Price of the Purchased Mortgage Loans during such calendar month.

SECTION 4. Netting Agreement Amendments. The Existing Netting Agreement is hereby amended by deleting all references of “United Shore Financial Services, LLC” in their entirety and replacing them with “United Wholesale Mortgage, LLC”.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of December 14, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, CS Securities and the Seller;

(b) Power of Attorney, executed and delivered by duly authorized officers, as applicable, of Seller;

(c) Amendment No. 2 to the Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and Deutsche Bank National Trust Company;

(d) Amendment No. 1 to the Amended and Restated Electronic Tracking Agreement, executed and delivered by duly authorized officers of the Administrative Agent, Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.;

(e) a certificate of the secretary of Seller, attaching certified copies of such party’s organizational documents and resolutions approving the Name Change (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the Name Change;

(f) a certified copy of a good standing certificate from the jurisdiction of organization of Seller; and

(g) evidence that Uniform Commercial Code Financing Statements (UCC-1) Nos. 20170509000912-6, 2012100887-6, 20200403000668-9 and 2010110946-0, filed with the Michigan Department of State, has been modified or amended pursuant to a filed UCC-3 in form and substance acceptable to Administrative Agent in its sole discretion.

SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Side Letter, the Participation Agreement and the other Program Agreements shall be deemed to refer to the Seller, as converted pursuant to the Name Change.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

ALPINE SECURITIZATION LTD, by CREDIT
SUISSE AG, NEW YORK BRANCH as
Attorney-in-fact, as a Buyer

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Vice President

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)

UNITED WHOLESALE MORTGAGE, LLC (F/K/A UNITED SHORE FINANCIAL SERVICE, LLC), as Seller

By:	/s/ Blave Kolv
Name:	Blave Kolv
Title:	Chief Business Officer

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)